EXHIBIT 99.1

***FOR IMMEDIATE RELEASE***

For: ZIONS BANCORPORATION	Contact: Clark Hinckley
One South Main, 15th Floor	Tel: (801) 524-4787
Salt Lake City, Utah	July 19, 2007
Harris H. Simmons
Chairman/Chief Executive Officer

ZIONS BANCORPORATION REPORTS RECORD EARNINGS OF $1.43

PER DILUTED COMMON SHARE FOR SECOND QUARTER 2007

SALT LAKE CITY, July 19, 2007 – Zions Bancorporation (Nasdaq: ZION) (“Zions” or “the Company”) today reported second quarter net earnings applicable to common shareholders of $155.6 million, or $1.43 per diluted common share, an increase of 7.1% and 5.9%, respectively, over the $145.3 million or $1.35 per diluted common share for the second quarter of 2006. The return on average common equity was 12.50% compared to 12.25% for the first quarter of 2007 and 13.20% for the second quarter of 2006.

Comparisons to 2006 include the impact of the Company’s acquisition of The Stockmen’s Bancorp, Inc., which became effective January 17, 2007.

Second Quarter 2007 Key Performance Highlights Compared to First Quarter 2007

•	Loan growth of $843 million.

•	Net interest margin of 4.53%, up two basis points.

•	Efficiency ratio of 56.3%, an improvement of 150 basis points.

•	Core deposits and noninterest-bearing demand deposits increased slightly.

•	Provision for loan losses of $17.8 million compared to $9.1 million.

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ZIONS BANCORPORATION

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July 19, 2007

“In spite of ongoing weakness in residential construction and sales in our Southwestern markets, loan growth this quarter was reasonably solid, led by our Texas and Intermountain West markets. We are pleased that core deposit balances appear to have stabilized, and by the strength in our net interest margin this quarter,” said Harris H. Simmons, chairman and chief executive officer.

Year-to-date net earnings applicable to common shareholders increased 7.9% to $305.3 million or $2.78 per diluted common share compared to $282.9 million or $2.62 per diluted common share for the same period in 2006. The return on average common equity for the first six months of 2007 was 12.38% compared to 13.06% for the first six months of 2006.

Loan Growth

On-balance-sheet net loans and leases were $36.8 billion at June 30, 2007, an increase of approximately $0.8 billion or 9.4% annualized from $35.9 billion at March 31, 2007, and an increase of approximately $4.1 billion or 12.6% from $32.7 billion at June 30, 2006. Loan growth during the quarter was concentrated primarily in the commercial and commercial real estate categories principally at Zions Bank, Amegy Bank of Texas, and Vectra Bank Colorado.

Deposits

Core deposits at June 30, 2007 increased slightly to $31.3 billion compared to $31.2 billion at March 31, 2007, and increased $1.5 billion or 4.9% compared to $29.9 billion at June 30, 2006. Average core deposits were $30.9 billion for the second quarter of 2007 compared to $30.4 billion for the first quarter of 2007 and $29.3 billion for the second quarter of 2006. Noninterest-bearing demand deposits increased slightly to $9.9 billion at June 30, 2007 compared to $9.8 billion at March 31, 2007. Average noninterest-bearing demand deposits were $9.6 billion for the second quarter of 2007 compared to $9.4 billion for the first quarter of 2007.

Total deposits at June 30, 2007 decreased slightly to $36.2 billion from $36.3 billion at March 31, 2007, and increased $2.9 billion or 8.8% from $33.3 billion at June 30, 2006.

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ZIONS BANCORPORATION

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July 19, 2007

Net Interest Income

Net interest income for the second quarter of 2007 increased $12.3 million or 10.7% annualized to $469.3 million compared to $457.1 million for the first quarter of 2007, and increased $33.0 million or 7.6% compared to $436.3 million for the second quarter of 2006. Taxable-equivalent net interest income for the second quarter of 2007 was $476.1 million compared to $463.7 million for the first quarter of 2007 and $442.3 million for the second quarter of 2006. The net interest margin was 4.53% for the second quarter of 2007 compared to 4.51% for the first quarter of 2007 and 4.64% for the second quarter of 2006.

Noninterest Income

Noninterest income for the second quarter of 2007 was $141.3 million compared to $145.4 million for the first quarter of 2007 and $137.5 million for the second quarter of 2006. Loan sales and servicing income for the second quarter included a pretax impairment charge of $5.1 million on retained interests from certain previous small business loan securitizations due to accelerated prepayment speeds and increased interest rates. A pretax impairment charge of $4.2 million was included in the first quarter of 2007. Other service charges, commissions and fees were higher during the second quarter of 2007 mainly because of increased debit card interchange, ATM and public finance fees. Net securities gains were de minimis during the second quarter of 2007 compared to $8.9 million during the first quarter of 2007.

Noninterest Expense

Noninterest expense for the second quarter of 2007 was $347.6 million compared to $352.0 million for the first quarter of 2007 and $333.0 million for the second quarter of 2006. Salaries and employee benefits decreased during the quarter mainly because of lower payroll taxes and reduced employee incentive expense compared to the first quarter.

The efficiency ratio for the second quarter of 2007 was 56.3% compared to 57.8% for the first quarter of 2007 and 57.4% for the second quarter of 2006.

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ZIONS BANCORPORATION

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July 19, 2007

From May 4-7, 2007, the Company successfully conducted an auction of its patent-pending ESOARS securities. As allowed by SFAS No. 123R, Share-Based Payment, the Company used the results of that auction to value its employee stock options issued on May 4. The value established was $12.06 per option, which the Company estimates is approximately 14% below its Black-Scholes model valuation on that date.

Asset Quality

Nonperforming assets were $95.4 million at June 30, 2007 compared to $82.5 million at March 31, 2007 and $73.5 million at June 30, 2006. The ratio of nonperforming assets to net loans and leases and other real estate owned was 0.26% at June 30, 2007 compared to 0.23% at March 31, 2007 and 0.22% at June 30, 2006.

Net loan and lease charge-offs for the second quarter of 2007 were $8.7 million or 0.10% annualized of average loans. This compares with $10.1 million or 0.11% annualized of average loans for the first quarter of 2007 and $9.8 million or 0.12% annualized of average loans for the second quarter of 2006.

The provision for loan losses was $17.8 million for the second quarter of 2007 compared to $9.1 million for the first quarter of 2007 and $17.0 million for the second quarter of 2006. The amount of the provision reflects the combined impact of loan growth and some softening in certain credit quality measures. The combined provisions for loan losses and unfunded lending commitments were $19.0 million for the second quarter of 2007, $9.4 million for the first quarter of 2007, and $16.8 million for the second quarter of 2006.

The allowance for loan losses as a percentage of net loans and leases was 1.03% at both June 30, 2007 and March 31, 2007 and 1.07% at June 30, 2006. The allowance was 448.7% of nonperforming loans at June 30, 2007. The combined allowances for credit losses (allowance for loan losses plus the allowance for unfunded lending commitments) were $401.5 million or 1.09% of net loans and leases at June 30, 2007 compared to $391.2 million or 1.09% at March 31, 2007 and $366.1 million or 1.12% at June 30, 2006.

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ZIONS BANCORPORATION

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July 19, 2007

Capital Management

The Company repurchased 1,528,718 common shares for $125.9 million during the second quarter of 2007 at an average price of $82.34 per share. At June 30, 2007, approximately $146.3 million remained under the current $400 million repurchase authorization.

The Company’s tangible equity ratio was 6.52% at June 30, 2007 compared to 6.59% at March 31, 2007 and 5.54% at June 30, 2006. The increase year over year includes the effect of the issuance of $240 million of preferred stock in December 2006.

Weighted average common and common-equivalent shares outstanding for the second quarter of 2007 were 109,123,735 compared to 110,106,637 for the first quarter of 2007 and 107,883,374 for the second quarter of 2006. Common shares outstanding at June 30, 2007 were 108,034,079 compared to 109,052,149 at March 31, 2007 and 106,611,731 at June 30, 2006. The decrease for the quarter was mainly due to share repurchases and the increase year over year was primarily due to the issuance of approximately 2.6 million shares for the Stockmen’s acquisition.

Acquisitions and Divestitures

In June 2007, the Company’s Amegy Bank of Texas subsidiary entered into a definitive merger agreement to acquire Intercontinental Bank Shares Corporation, located in San Antonio, Texas. The acquisition is expected to close in the third quarter 2007 and is estimated to add approximately $53 million in loans and $96 million in deposits to the Company’s balance sheet.

Also in June 2007, the Company’s National Bank of Arizona subsidiary entered into an agreement to sell the 11 California branches included with the Stockmen’s acquisition. The sale, expected to close in the fourth quarter 2007, will include approximately $171 million of loans and $209 million of deposits.

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ZIONS BANCORPORATION

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July 19, 2007

Conference Call

Zions will host a conference call to discuss these second quarter results at 5:30 p.m. ET this afternoon (July 19, 2007). Media representatives, analysts and the public are invited to listen to this discussion by calling 1-800-299-8538 and entering the passcode 20642485, or via on-demand webcast. A link to the webcast will be available on the Zions Bancorporation Web site at www.zionsbancorporation.com. A replay of the call will be available from approximately 7:30 p.m. ET on Thursday, July 19, through midnight ET on Thursday, July 26, by dialing 1-888-286-8010 and entering the passcode 76178428. The webcast of the conference call will also be archived and available for 30 days.

About Zions Bancorporation

Zions Bancorporation is one of the nation’s premier financial services companies, consisting of a collection of great banks in select high growth markets. Zions operates its banking businesses under local management teams and community identities through over 500 offices and approximately 600 ATMs in ten Western and Southwestern states: Arizona, California, Colorado, Idaho, Nevada, New Mexico, Oregon, Texas, Utah and Washington. The Company is a national leader in Small Business Administration lending and public finance advisory services. In addition, Zions is included in the S&P 500 and NASDAQ Financial 100 indices. Investor information and links to subsidiary banks can be accessed at www.zionsbancorporation.com.

Forward-Looking Information

Statements in this news release that are based on other than historical data are forward-looking, within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements provide current expectations or forecasts of future events. These forward-looking statements are not guarantees of future performance, nor should they be relied upon as representing management’s views as of any subsequent date. Forward-looking statements involve significant risks and uncertainties and actual results may differ materially from those presented, either expressed or implied, in this news release. Factors that might cause such differences include, but are not limited to: the Company’s ability to successfully execute its business plans and achieve its objectives; changes in general economic and financial market conditions, either nationally or locally in areas in which the Company conducts its

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ZIONS BANCORPORATION

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July 19, 2007

operations; changes in interest rates; continuing consolidation in the financial services industry; new litigation or changes in existing litigation; increased competitive challenges and expanding product and pricing pressures among financial institutions; legislation or regulatory changes which adversely affect the Company’s operations or business; and changes in accounting policies or procedures as may be required by the Financial Accounting Standards Board or other regulatory agencies.

Additional factors that could cause actual results to differ materially from those expressed in the forward-looking statements are discussed in the 2006 Annual Report on Form 10-K of Zions Bancorporation filed with the Securities and Exchange Commission (“SEC”) and available at the SEC’s Internet site ( http://www.sec.gov ).

The Company specifically disclaims any obligation to update any factors or to publicly announce the result of revisions to any of the forward-looking statements included herein to reflect future events or developments.

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ZIONS BANCORPORATION AND SUBSIDIARIES

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FINANCIAL HIGHLIGHTS

(Unaudited)

	Three Months Ended June 30,			Six Months Ended June 30,
(In thousands, except per share and ratio data)	2007	2006	% Change	2007	2006	% Change
EARNINGS
Taxable-equivalent net interest income	$476,060	$442,261	7.64%	$939,781	$871,085	7.89%
Taxable-equivalent revenue	617,401	579,772	6.49%	1,226,536	1,137,084	7.87%
Net interest income	469,347	436,327	7.57%	926,430	859,174	7.83%
Noninterest income	141,341	137,511	2.79%	286,755	265,999	7.80%
Provision for loan losses	17,763	17,022	4.35%	26,874	31,534	(14.78)%
Noninterest expense	347,612	333,028	4.38%	699,591	657,483	6.40%
Income before income taxes and minority interest	245,313	223,788	9.62%	486,720	436,156	11.59%
Income taxes	86,065	78,821	9.19%	174,919	154,079	13.53%
Minority interest	34	(343)	109.91%	(671)	(866)	22.52%
Net income	159,214	145,310	9.57%	312,472	282,943	10.44%
Net earnings applicable to common shareholders	155,607	145,310	7.09%	305,262	282,943	7.89%

PER COMMON SHARE
Net earnings (diluted)	1.43	1.35	5.93%	2.78	2.62	6.11%
Dividends	0.43	0.36	19.44%	0.82	0.72	13.89%
Book value per common share				46.14	41.72	10.59%

SELECTED RATIOS
Return on average assets	1.33%	1.33%		1.32%	1.32%
Return on average common equity	12.50%	13.20%		12.38%	13.06%
Efficiency ratio	56.30%	57.44%		57.04%	57.82%
Net interest margin	4.53%	4.64%		4.52%	4.66%

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FINANCIAL HIGHLIGHTS (Continued)

(Unaudited)

	Three Months Ended June 30,			Six Months Ended June 30,
(In thousands, except share and ratio data)	2007	2006	% Change	2007	2006	% Change
AVERAGE BALANCES
Total assets	$47,921,787	$43,782,622	9.45%	$47,754,384	$43,217,571	10.50%
Securities	5,426,896	5,876,065	(7.64)%	5,611,351	5,974,333	(6.08)%
Net loans and leases	36,142,957	31,900,053	13.30%	35,776,561	31,188,372	14.71%
Goodwill	2,012,270	1,884,192	6.80%	1,998,096	1,885,862	5.95%
Core deposit and other intangibles	188,843	185,281	1.92%	191,469	190,885	0.31%
Total deposits	35,964,203	32,175,202	11.78%	35,575,016	32,099,667	10.83%
Core deposits (1)	30,873,001	29,303,520	5.36%	30,617,110	29,378,174	4.22%
Minority interest	35,009	28,486	22.90%	37,859	28,355	33.52%
Shareholders’ equity:
Preferred equity	240,000	–	–	240,000	–	–
Common equity	4,993,383	4,414,775	13.11%	4,973,999	4,368,301	13.87%

Weighted average common and common-equivalent shares outstanding	109,123,735	107,883,374	1.15%	109,638,577	107,866,829	1.64%

AT PERIOD END
Total assets				$48,691,445	$45,142,086	7.86%
Securities				5,289,180	5,797,079	(8.76)%
Net loans and leases				36,788,205	32,682,335	12.56%
Sold loans being serviced (2)				2,201,897	3,003,101	(26.68)%
Allowance for loan losses				380,295	348,475	9.13%
Allowance for unfunded lending commitments				21,222	17,592	20.63%
Goodwill				2,013,314	1,881,256	7.02%
Core deposit and other intangibles				180,867	177,692	1.79%
Total deposits				36,185,572	33,254,210	8.82%
Core deposits (1)				31,303,578	29,851,896	4.86%
Minority interest				32,094	28,619	12.14%
Shareholders’ equity:
Preferred equity				240,000	–	–
Common equity				4,984,702	4,447,330	12.08%

Common shares outstanding				108,034,079	106,611,731	1.33%

Average equity to average assets	10.92%	10.08%		10.92%	10.11%
Common dividend payout	29.88%	26.37%		29.24%	27.02%
Tangible equity ratio				6.52%	5.54%
Nonperforming assets				95,398	73,475	29.84%
Accruing loans past due 90 days or more				47,782	29,434	62.34%
Nonperforming assets to net loans and leases and other real estate owned at period end				0.26%	0.22%

(1)	Amount consists of total deposits excluding time deposits $100,000 and over.
(2)	Amount represents the outstanding balance of loans sold and being serviced by the Company, excluding conforming first mortgage residential real estate loans.

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FINANCIAL HIGHLIGHTS (Continued)

(Unaudited)

	Three Months Ended
(In thousands, except per share and ratio data)	June 30, 2007	March 31, 2007	December 31, 2006	September 30, 2006	June 30, 2006
EARNINGS
Taxable-equivalent net interest income	$476,060	$463,721	$465,267	$452,606	$442,261
Taxable-equivalent revenue	617,401	609,135	605,148	597,935	579,772
Net interest income	469,347	457,083	459,039	446,511	436,327
Noninterest income	141,341	145,414	139,881	145,329	137,511
Provision for loan losses	17,763	9,111	26,675	14,363	17,022
Noninterest expense	347,612	351,979	342,926	330,028	333,028
Income before income taxes and minority interest	245,313	241,407	229,319	247,449	223,788
Income taxes	86,065	88,854	80,081	83,790	78,821
Minority interest	34	(705)	2,730	9,985	(343)
Net income	159,214	153,258	146,508	153,674	145,310
Net earnings applicable to common shareholders	155,607	149,655	142,673	153,674	145,310

PER COMMON SHARE
Net earnings (diluted)	1.43	1.36	1.32	1.42	1.35
Dividends	0.43	0.39	0.39	0.36	0.36
Book value per common share	46.14	46.04	44.48	43.47	41.72

SELECTED RATIOS
Return on average assets	1.33%	1.31%	1.27%	1.36%	1.33%
Return on average common equity	12.50%	12.25%	12.08%	13.41%	13.20%
Efficiency ratio	56.30%	57.78%	56.67%	55.19%	57.44%
Net interest margin	4.53%	4.51%	4.60%	4.58%	4.64%

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FINANCIAL HIGHLIGHTS (Continued)

(Unaudited)

	Three Months Ended
(In thousands, except share and ratio data)	June 30, 2007	March 31, 2007	December 31, 2006	September 30, 2006	June 30, 2006
AVERAGE BALANCES
Total assets	$47,921,787	$47,478,985	$45,818,165	$44,680,382	$43,782,622
Securities	5,426,896	5,797,856	5,627,906	5,605,249	5,876,065
Net loans and leases	36,142,957	35,406,094	34,059,617	33,105,716	31,900,053
Goodwill	2,012,270	1,983,765	1,895,860	1,881,708	1,884,192
Core deposit and other intangibles	188,843	194,124	168,547	175,259	185,281
Total deposits	35,964,203	35,181,504	33,853,608	32,964,029	32,175,202
Core deposits (1)	30,873,001	30,358,375	29,763,841	29,427,975	29,303,520
Minority interest	35,009	40,741	40,471	37,854	28,486
Shareholders’ equity:
Preferred equity	240,000	240,000	65,216	–	–
Common equity	4,993,383	4,954,400	4,685,507	4,545,990	4,414,775

Weighted average common and common-equivalent shares outstanding	109,123,735	110,106,637	108,221,096	108,061,423	107,883,374

AT PERIOD END
Total assets	$48,691,445	$48,558,866	$46,970,226	$45,777,747	$45,142,086
Securities	5,289,180	5,608,927	5,767,467	5,817,571	5,797,079
Net loans and leases	36,788,205	35,944,848	34,667,556	33,706,110	32,682,335
Sold loans being serviced (2)	2,201,897	2,401,355	2,586,451	2,796,644	3,003,101
Allowance for loan losses	380,295	371,213	365,150	356,342	348,475
Allowance for unfunded lending commitments	21,222	20,000	19,368	18,637	17,592
Goodwill	2,013,314	2,011,889	1,900,517	1,884,328	1,881,256
Core deposit and other intangibles	180,867	192,677	162,134	168,135	177,692
Total deposits	36,185,572	36,325,739	34,981,746	33,640,991	33,254,210
Core deposits (1)	31,303,578	31,238,791	30,679,690	30,027,827	29,851,896
Minority interest	32,094	38,691	42,791	41,158	28,619
Shareholders’ equity:
Preferred equity	240,000	240,000	240,000	–	–
Common equity	4,984,702	5,021,170	4,747,023	4,643,166	4,447,330

Common shares outstanding	108,034,079	109,052,149	106,720,884	106,804,606	106,611,731

Average equity to average assets	10.92%	10.94%	10.37%	10.17%	10.08%
Common dividend payout	29.88%	28.57%	29.51%	25.00%	26.37%
Tangible equity ratio	6.52%	6.59%	6.51%	5.92%	5.54%
Nonperforming assets	95,398	82,524	81,994	74,815	73,475
Accruing loans past due 90 days or more	47,782	56,880	43,727	20,407	29,434
Nonperforming assets to net loans and leases and other real estate owned at period end	0.26%	0.23%	0.24%	0.22%	0.22%

(1)	Amount consists of total deposits excluding time deposits $100,000 and over.
(2)	Amount represents the outstanding balance of loans sold and being serviced by the Company, excluding conforming first mortgage residential real estate loans.

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CONSOLIDATED BALANCE SHEETS

(In thousands, except share amounts)	June 30, 2007	March 31, 2007	December 31, 2006	September 30, 2006	June 30, 2006
	(Unaudited)	(Unaudited)		(Unaudited)	(Unaudited)
ASSETS
Cash and due from banks	$1,640,946	$1,574,519	$1,938,810	$1,616,910	$1,773,829
Money market investments:
Interest-bearing deposits	39,881	17,325	43,203	39,882	87,512
Federal funds sold	120,959	527,691	55,658	72,036	262,959
Security resell agreements	482,893	439,722	270,415	272,643	225,160
Investment securities:
Held to maturity, at cost (approximate market value $685,521, $663,474, $648,828, $655,170 and $620,786)	702,189	667,269	653,124	662,547	639,593
Available for sale, at market	4,564,183	4,909,220	5,050,907	5,062,409	5,086,840
Trading account, at market (includes $1,745, $1,095, $34,494, $60,331 and $50,684 transferred as collateral under repurchase agreements)	22,808	32,438	63,436	92,615	70,646

	5,289,180	5,608,927	5,767,467	5,817,571	5,797,079
Loans:
Loans held for sale	226,041	266,880	252,818	268,305	248,948
Loans and leases	36,715,752	35,832,061	34,566,118	33,583,499	32,576,017

	36,941,793	36,098,941	34,818,936	33,851,804	32,824,965
Less:
Unearned income and fees, net of related costs	153,588	154,093	151,380	145,694	142,630
Allowance for loan losses	380,295	371,213	365,150	356,342	348,475

Loans and leases, net of allowance	36,407,910	35,573,635	34,302,406	33,349,768	32,333,860

Other noninterest-bearing investments	972,830	988,015	1,022,383	1,005,989	993,379
Premises and equipment, net	648,731	645,391	609,472	587,807	574,154
Goodwill	2,013,314	2,011,889	1,900,517	1,884,328	1,881,256
Core deposit and other intangibles	180,867	192,677	162,134	168,135	177,692
Other real estate owned	10,646	9,682	9,250	9,986	16,024
Other assets	883,288	969,393	888,511	952,692	1,019,182

	$48,691,445	$48,558,866	$46,970,226	$45,777,747	$45,142,086

LIABILITIES AND SHAREHOLDERS’ EQUITY
Deposits:
Noninterest-bearing demand	$9,857,638	$9,761,255	$10,010,310	$9,750,064	$10,163,834
Interest-bearing:
Savings and money market	14,712,294	15,003,091	14,673,478	14,706,943	14,870,507
Internet money market	1,544,031	1,464,535	1,185,409	1,117,105	943,621
Time under $100,000	2,535,881	2,485,720	2,257,967	2,154,894	2,030,717
Time $100,000 and over	4,881,994	5,086,948	4,302,056	3,613,164	3,402,314
Foreign	2,653,734	2,524,190	2,552,526	2,298,821	1,843,217

	36,185,572	36,325,739	34,981,746	33,640,991	33,254,210

Securities sold, not yet purchased	28,456	190,878	175,993	53,802	27,388
Federal funds purchased	2,221,887	2,132,682	1,993,483	2,286,561	1,397,694
Security repurchase agreements	1,061,598	924,922	934,057	1,108,771	1,169,296
Other liabilities	602,173	662,589	621,922	657,657	789,222
Commercial paper	228,607	186,978	220,507	265,769	245,126
Federal Home Loan Bank advances and other borrowings:
One year or less	664,509	323,598	517,925	313,259	1,216,848
Over one year	128,832	129,446	137,058	132,854	133,450
Long-term debt	2,313,015	2,382,173	2,357,721	2,633,759	2,432,903

Total liabilities	43,434,649	43,259,005	41,940,412	41,093,423	40,666,137

Minority interest	32,094	38,691	42,791	41,158	28,619
Shareholders’ equity:
Capital stock:
Preferred stock, without par value, authorized 3,000,000 shares:
Series A (liquidation preference $1,000 per share); issued and outstanding 240,000 shares	240,000	240,000	240,000	–	–
Common stock, without par value; authorized 350,000,000 shares; issued and outstanding 108,034,079, 109,052,149, 106,720,884, 106,804,606 and 106,611,731 shares	2,279,722	2,381,509	2,230,303	2,240,458	2,218,711
Retained earnings	2,828,613	2,719,502	2,602,189	2,501,625	2,386,369
Accumulated other comprehensive loss	(112,840)	(69,257)	(75,849)	(89,292)	(148,327)
Deferred compensation	(10,793)	(10,584)	(9,620)	(9,625)	(9,423)

Total shareholders’ equity	5,224,702	5,261,170	4,987,023	4,643,166	4,447,330

	$48,691,445	$48,558,866	$46,970,226	$45,777,747	$45,142,086

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ZIONS BANCORPORATION AND SUBSIDIARIES

Press Release – Page 13

CONSOLIDATED STATEMENTS OF INCOME

(Unaudited)

	Three Months Ended
(In thousands, except per share amounts)	June 30, 2007	March 31, 2007	December 31, 2006	September 30, 2006	June 30, 2006

Interest income:
Interest and fees on loans	$697,022	$674,577	$665,791	$638,610	$591,139
Interest on loans held for sale	4,322	3,875	4,066	4,275	4,055
Lease financing	5,234	5,206	4,974	4,690	4,496
Interest on money market investments	7,756	6,342	6,116	6,241	5,925
Interest on securities:
Held to maturity – taxable	2,064	2,203	2,220	2,217	2,209
Held to maturity – nontaxable	6,227	6,091	5,963	5,732	5,683
Available for sale – taxable	63,825	68,507	68,075	66,078	68,995
Available for sale – nontaxable	2,398	2,458	2,083	2,089	2,119
Trading account	766	1,192	2,009	1,621	1,995

Total interest income	789,614	770,451	761,297	731,553	686,616

Interest expense:
Interest on savings and money market deposits	117,295	113,103	112,105	109,410	97,131
Interest on time and foreign deposits	120,445	112,885	102,025	86,635	67,424
Interest on short-term borrowings	43,369	48,692	45,504	46,778	43,490
Interest on long-term debt	39,158	38,688	42,624	42,219	42,244

Total interest expense	320,267	313,368	302,258	285,042	250,289

Net interest income	469,347	457,083	459,039	446,511	436,327
Provision for loan losses	17,763	9,111	26,675	14,363	17,022

Net interest income after provision for loan losses	451,584	447,972	432,364	432,148	419,305

Noninterest income:
Service charges and fees on deposit accounts	45,116	43,385	41,628	40,478	40,059
Loan sales and servicing income	8,998	9,258	12,332	10,972	15,421
Other service charges, commissions and fees	49,911	45,153	45,645	45,025	42,165
Trust and wealth management income	9,125	8,216	8,057	7,147	7,291
Income from securities conduit	5,968	6,515	7,567	7,741	8,492
Dividends and other investment income	11,271	11,093	10,360	10,403	9,946
Trading and nonhedge derivative income	5,224	5,200	4,991	3,641	5,444
Equity securities gains (losses), net	100	5,198	5,875	13,180	(1,764)
Fixed income securities gains (losses), net	13	3,701	(554)	1,563	5,156
Other	5,615	7,695	3,980	5,179	5,301

Total noninterest income	141,341	145,414	139,881	145,329	137,511

Noninterest expense:
Salaries and employee benefits	198,668	205,587	189,627	190,554	185,643
Occupancy, net	26,334	26,589	25,170	25,807	24,549
Furniture and equipment	24,272	23,267	22,623	20,361	22,737
Legal and professional services	11,242	9,537	11,234	11,386	9,005
Postage and supplies	9,025	8,047	8,402	8,313	8,646
Advertising	7,517	6,457	7,100	6,566	6,814
Debt extinguishment cost	–	89	7,261	–	–
Merger related expense	1,491	2,406	2,199	2,549	8,906
Amortization of core deposit and other intangibles	11,812	11,129	10,899	10,716	10,692
Provision for unfunded lending commitments	1,222	306	731	1,045	(249)
Other	56,029	58,565	57,680	52,731	56,285

Total noninterest expense	347,612	351,979	342,926	330,028	333,028

Income before income taxes and minority interest	245,313	241,407	229,319	247,449	223,788
Income taxes	86,065	88,854	80,081	83,790	78,821
Minority interest	34	(705)	2,730	9,985	(343)

Net income	159,214	153,258	146,508	153,674	145,310
Preferred stock dividend	3,607	3,603	3,835	–	–

Net earnings applicable to common shareholders	$155,607	$149,655	$142,673	$153,674	$145,310

Weighted average common shares outstanding during the period:
Basic shares	107,803	108,414	106,457	106,285	106,001
Diluted shares	109,124	110,107	108,221	108,061	107,883

Net earnings per common share:
Basic	$1.44	$1.38	$1.34	$1.45	$1.37
Diluted	1.43	1.36	1.32	1.42	1.35

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ZIONS BANCORPORATION AND SUBSIDIARIES

Press Release – Page 14

CONSOLIDATED STATEMENTS OF INCOME (Continued)

(Unaudited)

	Six Months Ended June 30,
(In thousands, except per share amounts)	2007	2006

Interest income:
Interest and fees on loans	$1,371,599	$1,133,923
Interest on loans held for sale	8,197	8,101
Lease financing	10,440	8,626
Interest on money market investments	14,098	12,357
Interest on securities:
Held to maturity – taxable	4,267	4,424
Held to maturity – nontaxable	12,318	11,214
Available for sale – taxable	132,332	138,099
Available for sale – nontaxable	4,856	4,458
Trading account	1,958	4,069

Total interest income	1,560,065	1,325,271

Interest expense:
Interest on savings and money market deposits	230,398	183,754
Interest on time and foreign deposits	233,330	126,909
Interest on short-term borrowings	92,061	72,053
Interest on long-term debt	77,846	83,381

Total interest expense	633,635	466,097

Net interest income	926,430	859,174
Provision for loan losses	26,874	31,534

Net interest income after provision for loan losses	899,556	827,640

Noninterest income:
Service charges and fees on deposit accounts	88,501	78,668
Loan sales and servicing income	18,256	30,889
Other service charges, commissions and fees	95,064	81,097
Trust and wealth management income	17,341	14,766
Income from securities conduit	12,483	16,898
Dividends and other investment income	22,364	19,155
Trading and nonhedge derivative income	10,424	9,869
Equity securities gains (losses), net	5,298	(1,214)
Fixed income securities gains, net	3,714	5,407
Other	13,310	10,464

Total noninterest income	286,755	265,999

Noninterest expense:
Salaries and employee benefits	404,255	371,498
Occupancy, net	52,923	48,630
Furniture and equipment	47,539	45,741
Legal and professional services	20,779	17,514
Postage and supplies	17,072	16,361
Advertising	13,974	12,799
Debt extinguishment cost	89	–
Impairment losses on long-lived assets	–	1,304
Merger related expense	3,897	15,713
Amortization of core deposit and other intangibles	22,941	21,385
Provision for unfunded lending commitments	1,528	(528)
Other	114,594	107,066

Total noninterest expense	699,591	657,483

Income before income taxes and minority interest	486,720	436,156
Income taxes	174,919	154,079
Minority interest	(671)	(866)

Net income	312,472	282,943
Preferred stock dividend	7,210	–

Net earnings applicable to common shareholders	$305,262	$282,943

Weighted average common shares outstanding during the period:
Basic shares	108,107	105,738
Diluted shares	109,639	107,867

Net earnings per common share:
Basic	$2.82	$2.68
Diluted	2.78	2.62

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ZIONS BANCORPORATION AND SUBSIDIARIES

Press Release – Page 15

CONSOLIDATED STATEMENTS OF CHANGES IN SHAREHOLDERS’ EQUITY AND COMPREHENSIVE INCOME

(Unaudited)

(In thousands, except per share amounts)	Preferred stock	Common stock	Retained earnings	Accumulated other comprehensive income (loss)	Deferred compensation	Total shareholders’ equity

Balance, December 31, 2006	$240,000	$2,230,303	$2,602,189	$(75,849)	$(9,620)	$4,987,023
Cumulative effect of change in accounting principle, adoption of FIN 48			10,408			10,408
Comprehensive income:
Net income for the period			312,472			312,472
Other comprehensive loss, net of tax:
Net realized and unrealized holding losses on investments and retained interests				(15,672)
Foreign currency translation				5
Reclassification for net realized gains on investments recorded in operations				(3,854)
Net unrealized losses on derivative instruments				(17,470)

Other comprehensive loss				(36,991)		(36,991)

Total comprehensive income						275,481
Stock redeemed and retired		(231,845)				(231,845)
Net stock options exercised		62,518				62,518
Common stock issued in acquisition		206,075				206,075
Share-based compensation		12,671				12,671
Dividends declared on preferred stock			(7,210)			(7,210)
Cash dividends on common stock, $.82 per share			(89,246)			(89,246)
Change in deferred compensation					(1,173)	(1,173)

Balance, June 30, 2007	$240,000	$2,279,722	$2,828,613	$(112,840)	$(10,793)	$5,224,702

Balance, December 31, 2005	$–	$2,156,732	$2,179,885	$(83,043)	$(16,310)	$4,237,264
Comprehensive income:
Net income for the period			282,943			282,943
Other comprehensive loss, net of tax:
Net realized and unrealized holding losses on investments and retained interests				(31,281)
Foreign currency translation				543
Reclassification for net realized gains on investments recorded in operations				(1,456)
Net unrealized losses on derivative instruments				(33,090)

Other comprehensive loss				(65,284)		(65,284)

Total comprehensive income						217,659
Stock redeemed and retired		(1,338)				(1,338)
Net stock options exercised		63,449				63,449
Reclassification of deferred compensation, adoption of SFAS 123R		(11,111)			11,111	–
Share-based compensation		10,979				10,979
Cash dividends on common stock, $.72 per share			(76,459)			(76,459)
Change in deferred compensation					(4,224)	(4,224)

Balance, June 30, 2006	$–	$2,218,711	$2,386,369	$(148,327)	$(9,423)	$4,447,330

Total comprehensive income for the three months ended June 30, 2007 and 2006 was $115,631 and $120,082, respectively.

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ZIONS BANCORPORATION AND SUBSIDIARIES

Press Release – Page 16

Nonperforming Assets

(Unaudited)

(In thousands)	June 30, 2007	March 31, 2007	December 31, 2006	September 30, 2006	June 30, 2006
Nonaccrual loans	$82,314	$69,580	$66,405	$64,650	$57,249
Restructured loans	2,438	132	164	179	202
Other real estate owned	10,646	9,682	9,250	9,986	16,024
Other assets	–	3,130	6,175	–	–

Total	$95,398	$82,524	$81,994	$74,815	$73,475

% of net loans and leases* and other real estate owned	0.26%	0.23%	0.24%	0.22%	0.22%

Accruing loans past due 90 days or more	$47,782	$56,880	$43,727	$20,407	$29,434

% of net loans and leases*	0.13%	0.16%	0.13%	0.06%	0.09%

*Includes loans held for sale.

Allowances for Credit Losses (Unaudited)

	Three Months Ended
(In thousands)	June 30, 2007	March 31, 2007	December 31, 2006	September 30, 2006	June 30, 2006
Allowance for Loan Losses
Balance at beginning of period	$371,213	$365,150	$356,342	$348,475	$341,261
Allowance of company acquired	–	7,061	–	–	–
Add:
Provision for losses	17,763	9,111	26,675	14,363	17,022
Deduct:
Loan and lease charge-offs	(13,767)	(14,079)	(23,219)	(10,882)	(16,082)
Recoveries	5,086	3,970	5,352	4,386	6,274

Net loan and lease charge-offs	(8,681)	(10,109)	(17,867)	(6,496)	(9,808)

Balance at end of period	$380,295	$371,213	$365,150	$356,342	$348,475

Ratio of allowance for loan losses to net loans and leases outstanding at period end	1.03%	1.03%	1.05%	1.06%	1.07%

Ratio of allowance for loan losses to nonperforming loans at period end	448.72%	532.50%	548.53%	549.66%	606.56%

Allowance for Unfunded Lending Commitments
Balance at beginning of period	$20,000	$19,368	$18,637	$17,592	$17,841
Allowance of company acquired	–	326	–	–	–
Provision charged (credited) against earnings	1,222	306	731	1,045	(249)

Balance at end of period	$21,222	$20,000	$19,368	$18,637	$17,592

Total Allowances for Credit Losses
Allowance for loan losses	$380,295	$371,213	$365,150	$356,342	$348,475
Allowance for unfunded lending commitments	21,222	20,000	19,368	18,637	17,592

Total allowances for credit losses	$401,517	$391,213	$384,518	$374,979	$366,067

Ratio of total allowances for credit losses to net loans and leases outstanding at period end	1.09%	1.09%	1.11%	1.11%	1.12%

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ZIONS BANCORPORATION AND SUBSIDIARIES

Press Release – Page 17

Sold Loans Being Serviced

(Unaudited)

	Three Months Ended
(In thousands)	June 30, 2007	March 31, 2007	December 31, 2006	September 30, 2006	June 30, 2006
Balance at beginning of period	$2,401,355	$2,586,451	$2,796,644	$3,003,101	$3,183,992
New loans sold	19,173	10,931	30,061	46,073	82,553
Payments and other reductions	(218,631)	(196,027)	(240,254)	(252,530)	(263,444)

Balance at end of period	$2,201,897	$2,401,355	$2,586,451	$2,796,644	$3,003,101

Loan Balances By Portfolio Type (Unaudited)
(In millions)	June 30, 2007	March 31, 2007	December 31, 2006	September 30, 2006	June 30, 2006
Loans held for sale	$226	$267	$253	$268	$249

Commercial lending:
Commercial and industrial	8,922	8,420	8,422	7,846	7,539
Leasing	450	447	443	420	407
Owner occupied	7,123	6,867	6,260	5,855	5,574

Total commercial lending	16,495	15,734	15,125	14,121	13,520

Commercial real estate:
Construction and land development	8,037	7,739	7,483	7,362	6,958
Term	5,084	5,215	4,952	4,960	4,981

Total commercial real estate	13,121	12,954	12,435	12,322	11,939

Consumer:
Home equity credit line and other consumer real estate	1,968	1,935	1,850	1,944	1,963
1-4 family residential	4,134	4,176	4,192	4,255	4,244
Bankcard and other revolving plans	306	289	295	281	279
Other	456	465	457	458	453

Total consumer	6,864	6,865	6,794	6,938	6,939

Foreign loans	12	3	3	3	3

Other receivables	224	276	209	200	175

Total loans	$36,942	$36,099	$34,819	$33,852	$32,825

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ZIONS BANCORPORATION AND SUBSIDIARIES

Press Release – Page 18

CONSOLIDATED AVERAGE BALANCE SHEETS, YIELDS AND RATES

(Unaudited)

	Three Months Ended June 30, 2007			Three Months Ended June 30, 2006
(In thousands)	Average balance	Amount of interest (1)	Average rate	Average balance	Amount of interest (1)	Average rate
ASSETS
Money market investments	$581,814	$7,756	5.35%	$475,278	$5,925	5.00%
Securities:
Held to maturity	666,283	11,644	7.01%	644,555	10,952	6.82%
Available for sale	4,707,154	67,514	5.75%	5,067,450	72,255	5.72%
Trading account	53,459	766	5.75%	164,060	1,995	4.88%

Total securities	5,426,896	79,924	5.91%	5,876,065	85,202	5.82%

Loans:
Loans held for sale	254,693	4,322	6.81%	266,126	4,055	6.11%
Net loans and leases (2)	35,888,264	704,325	7.87%	31,633,927	597,368	7.57%

Total loans and leases	36,142,957	708,647	7.86%	31,900,053	601,423	7.56%

Total interest-earning assets	42,151,667	796,327	7.58%	38,251,396	692,550	7.26%

Cash and due from banks	1,494,407			1,441,444
Allowance for loan losses	(375,388)			(345,408)
Goodwill	2,012,270			1,884,192
Core deposit and other intangibles	188,843			185,281
Other assets	2,449,988			2,365,717

Total assets	$47,921,787			$43,782,622

LIABILITIES
Interest-bearing deposits:
Savings and NOW	$4,511,110	10,179	0.91%	$4,305,509	7,250	0.68%
Money market	10,245,788	88,578	3.47%	10,637,528	79,587	3.00%
Internet money market	1,484,748	18,538	5.01%	922,479	10,294	4.48%
Time under $100,000	2,518,631	27,382	4.36%	1,985,853	17,472	3.53%
Time $100,000 and over	5,091,202	61,864	4.87%	2,871,682	29,098	4.06%
Foreign	2,561,459	31,199	4.89%	1,868,060	20,854	4.48%

Total interest-bearing deposits	26,412,938	237,740	3.61%	22,591,111	164,555	2.92%

Borrowed funds:
Securities sold, not yet purchased	18,426	227	4.94%	62,404	706	4.54%
Federal funds purchased and security repurchase agreements	2,962,417	35,378	4.79%	2,804,139	29,822	4.27%
Commercial paper	194,134	2,647	5.47%	217,033	2,760	5.10%
FHLB advances and other borrowings:
One year or less	384,648	5,117	5.34%	800,800	10,202	5.11%
Over one year	129,147	1,853	5.75%	133,885	2,059	6.17%
Long-term debt	2,366,050	37,305	6.32%	2,476,188	40,185	6.51%

Total borrowed funds	6,054,822	82,527	5.47%	6,494,449	85,734	5.29%

Total interest-bearing liabilities	32,467,760	320,267	3.96%	29,085,560	250,289	3.45%

Noninterest-bearing deposits	9,551,265			9,584,091
Other liabilities	634,370			669,710

Total liabilities	42,653,395			39,339,361
Minority interest	35,009			28,486
Shareholders’ equity:
Preferred equity	240,000			–
Common equity	4,993,383			4,414,775

Total shareholders’ equity	5,233,383			4,414,775

Total liabilities and shareholders’ equity	$47,921,787			$43,782,622

Spread on average interest-bearing funds			3.62%			3.81%
Taxable-equivalent net interest income and net yield on interest-earning assets		$476,060	4.53%		$442,261	4.64%

(1) Taxable-equivalent rates used where applicable.

(2) Net of unearned income and fees, net of related costs. Loans include nonaccrual and restructured loans.

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ZIONS BANCORPORATION AND SUBSIDIARIES

Press Release – Page 19

CONSOLIDATED AVERAGE BALANCE SHEETS, YIELDS AND RATES

(Unaudited)

	Six Months Ended June 30, 2007			Six Months Ended June 30, 2006
(In thousands)	Average balance	Amount of interest (1)	Average rate	Average balance	Amount of interest (1)	Average rate
ASSETS
Money market investments	$537,052	$14,098	5.29%	$493,398	$12,357	5.05%
Securities:
Held to maturity	667,690	23,218	7.01%	638,366	21,676	6.85%
Available for sale	4,870,033	139,803	5.79%	5,169,446	144,957	5.65%
Trading account	73,628	1,958	5.36%	166,521	4,069	4.93%

Total securities	5,611,351	164,979	5.93%	5,974,333	170,702	5.76%

Loans:
Loans held for sale	251,959	8,197	6.56%	269,359	8,101	6.06%
Net loans and leases (2)	35,524,602	1,386,142	7.87%	30,919,013	1,146,022	7.47%

Total loans and leases	35,776,561	1,394,339	7.86%	31,188,372	1,154,123	7.46%

Total interest-earning assets	41,924,964	1,573,416	7.57%	37,656,103	1,337,182	7.16%

Cash and due from banks	1,539,549			1,489,642
Allowance for loan losses	(375,060)			(343,094)
Goodwill	1,998,096			1,885,862
Core deposit and other intangibles	191,469			190,885
Other assets	2,475,366			2,338,173

Total assets	$47,754,384			$43,217,571

LIABILITIES
Interest-bearing deposits:
Savings and NOW	$4,510,711	20,239	0.90%	$4,083,875	12,375	0.61%
Money market	10,246,270	174,829	3.44%	10,979,884	152,637	2.80%
Internet money market	1,403,946	35,330	5.07%	876,071	18,742	4.31%
Time under $100,000	2,476,444	53,108	4.32%	1,971,262	33,334	3.41%
Time $100,000 and over	4,957,906	119,282	4.85%	2,721,493	52,420	3.88%
Foreign	2,503,163	60,940	4.91%	1,923,369	41,155	4.31%

Total interest-bearing deposits	26,098,440	463,728	3.58%	22,555,954	310,663	2.78%

Borrowed funds:
Securities sold, not yet purchased	36,086	808	4.52%	59,881	1,337	4.50%
Federal funds purchased and security repurchase agreements	2,978,728	70,855	4.80%	2,739,205	55,573	4.09%
Commercial paper	186,481	5,012	5.42%	199,282	4,842	4.90%
FHLB advances and other borrowings:
One year or less	578,845	15,386	5.36%	407,519	10,301	5.10%
Over one year	132,846	3,824	5.80%	163,893	4,584	5.64%
Long-term debt	2,370,213	74,022	6.30%	2,489,693	78,797	6.38%

Total borrowed funds	6,283,199	169,907	5.45%	6,059,473	155,434	5.17%

Total interest-bearing liabilities	32,381,639	633,635	3.95%	28,615,427	466,097	3.28%

Noninterest-bearing deposits	9,476,576			9,543,713
Other liabilities	644,311			661,775

Total liabilities	42,502,526			38,820,915
Minority interest	37,859			28,355
Shareholders’ equity:
Preferred equity	240,000			–
Common equity	4,973,999			4,368,301

Total shareholders’ equity	5,213,999			4,368,301

Total liabilities and shareholders’ equity	$47,754,384			$43,217,571

Spread on average interest-bearing funds			3.62%			3.88%
Taxable-equivalent net interest income and net yield on interest-earning assets		$939,781	4.52%		$871,085	4.66%

(1) Taxable-equivalent rates used where applicable.

(2) Net of unearned income and fees, net of related costs. Loans include nonaccrual and restructured loans.

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